[LOGO] BEHRINGER HARVARD
                            REAL ESTATE INVESTMENTS

         BEHRINGER HARVARD ACQUIRES PROPERTY IN PHILADELPHIA METRO AREA


DALLAS, JANUARY 12, 2006 - Behringer Harvard REIT I, Inc. announces its entry into the Philadelphia market with the acquisition of Woodcrest Corporate Center in suburban Cherry Hill, New Jersey.

Situated on 33 acres of land at 111 Woodcrest Road, the Class A office facility was originally constructed in the 1960s as a strategically located industrial site. Over the past three years, it has been completely redeveloped into a premiere office building with a full complement of amenities. Ninety-three percent of its 333,275 square feet of rentable space is leased to credit tenants including ExcellerateHRO (Towers Perrin/EDS), Equity One and American Water Works.

"This high-quality, newly constructed building now provides approximately 8 acres of premium office space in a convenient suburban location, all on a single level with direct access for each tenant and ample surface parking. Because this configuration has no comparable counterpart in the submarket or the surrounding areas, Woodcrest Corporate Center is truly unique," said Robert M. Behringer, Chairman and CEO of Behringer Harvard. "Combined with the fundamental strengths of the Philadelphia market, we expect this property's exceptional tenant stability, tax incentives and building efficiencies to deliver attractive returns for investors."

The Center provides more than 1500 employees with a thoroughly modern and comfortable working environment that's been hailed as an example for workplaces of the future. For example, the building provides exceptional natural light, with a sky-lit "town center" area including a cafeteria and conference rooms as well as southern-facing perimeter windows 16 feet high.

Located 15 miles east of central Philadelphia, the facility is less than one mile from the New Jersey Turnpike and Interstate Highway 295. The center also is adjacent to the Woodcrest Station on the PATCO railway, which offers high-speed, light-rail service to Philadelphia.


ABOUT BEHRINGER HARVARD:
Behringer Harvard is an investment company that offers a diverse selection of real estate funds reflecting core, value-added and opportunistic investment strategies. Its publicly registered non-traded REITs and limited partnerships provide strategic opportunities for sellers of institutional-quality real estate as well as individual investors seeking to diversify their portfolios. The company's finite-life programs, offered through the independent broker dealer community, generally feature a total return focus and the financial transparency of public securities. For more information, call toll-free 866.655.3600 or visit behringerharvard.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO THE BUSINESS AND FINANCIAL OUTLOOK OF BEHRINGER HARVARD REIT I, INC. THAT ARE BASED ON OUR CURRENT EXPECTATIONS,

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ESTIMATES, FORECASTS AND PROJECTIONS AND ARE NOT GUARANTEES OF FUTURE
PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS, AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON ANY SUCH STATEMENTS. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE. SUCH FACTORS INCLUDE THOSE DESCRIBED IN THE RISK FACTORS SECTIONS OF THE PROSPECTUSES FOR THE PUBLIC OFFERING OF EQUITY OF BEHRINGER HARVARD REIT I, INC. AND IN ITS ANNUAL REPORT OR FORM 10-K. FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT SPEAK ONLY AS OF THE DATE ON WHICH SUCH STATEMENTS WERE MADE, AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS THAT MAY BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS. WE CLAIM THE SAFE HARBOR PROTECTION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

CONTACTS

Katie Myers
Richards/Gravelle
katie_myers@richards.com
214.891.5842

Jason Mattox
Senior Vice President
Behringer Harvard
jmattox@@behringerharvard.com
866.655.3600

Barbara Marler
Marketing Communications Manager
Behringer Harvard
bmarler@behringerharvard.com
469.341.2312

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